Harbor Fixed Income Funds

Supplement to Prospectus dated March 1, 2020
Harbor Core Bond Fund
January 15, 2021
Effective January 1, 2021, Bill O’Neill, Jake Remley, Matt Walker, Rachel Campbell and Kara Maloy are co-portfolio managers for Harbor Core Bond Fund (the “Fund”). William A. O’Malley and James E. Gubitosi remain co-portfolio managers to the Fund.
Sarah Kilpatrick no longer serves as a portfolio manager for the Fund. All references in the Fund’s prospectus to Sarah Kilpatrick are removed.

The following is added to the “Portfolio Management” section of the Fund Summary:
Bill O’Neill, CFA Income Research + Management
Mr. O’Neill is a Principal and Senior Portfolio Manager at IR+M and has served as a portfolio manager for the Fund since 2021.
Jake Remley, CFA Income Research + Management
Mr. Remley is a Principal and Senior Portfolio Manager at IR+M and has served as a portfolio manager for the Fund since 2021.
Matt Walker, CFA Income Research + Management
Mr. Walker is a Senior Portfolio Manager at IR+M and has served as a portfolio manager for the Fund since 2021.
Rachel Campbell, CFA Income Research + Management
Ms. Campbell is a Portfolio Manager and the Director of Securitized Research at IR+M and has served as a portfolio manager for the Fund since 2021.
Kara Maloy, CFA Income Research + Management
Ms. Maloy is a Portfolio Manager and the Co-Director of Credit Research at IR+M and has served as a portfolio manager for the Fund since 2021.

Harbor Fixed Income Funds
Supplement to Prospectus dated March 1, 2020 — Continued

As of the Effective Date, the following replaces the information in the “The Subadvisers and Portfolio Managers” section on page 37 of the Prospectus:

Harbor Core Bond Fund
Income Research + Management (“IR+M”), located at 100 Federal Street, Boston, MA 02110, serves as Subadviser to Harbor Core Bond Fund. The portfolio managers are jointly and primarily responsible for the day-to-day investment decision making for the Fund.
Investment decisions for the Fund are made by the Investment Committee. IR+M lists the following Investment Committee members, who are also senior members of the investment team, as having ultimate management responsibilities for the Fund.
PORTFOLIO MANAGERS	SINCE	PROFESSIONAL EXPERIENCE
William A. O’Malley, CFA	2018	Mr. O’Malley joined IR+M in 1994 and is a Managing Principal, Senior Portfolio Manager, and the Director of Investment Team. Prior to joining IR+M, Mr. O’Malley was a Vice President at Wellington Management Company, LLP. Before joining Wellington, he worked at The Vanguard Group and in Morgan Stanley’s Fixed Income Division. Mr. O’Malley began his investment career in 1988.
James E. Gubitosi, CFA	2018	Mr. Gubitosi joined IR+M in 2007 and is a Principal and Senior Portfolio Manager. Prior to joining IR+M, he was a Senior Analyst at Financial Architects Partners. Mr. Gubitosi began his investment career in 2004.
Bill O’Neill, CFA	2021	Mr. O’Neill joined IR+M in 2004 and is a Principal and Senior Portfolio Manager. Prior to joining IR+M, he was a Trader at Investors Bank and Trust. Mr. O’Neill began his investment career in 2000.
Jake Remley, CFA	2021	Mr. Remley joined IR+M in 2004 and is a Principal and Senior Portfolio Manager. Prior to joining IR+M, he was an associate with Lehman Brothers Holdings. Mr. Remley began his investment career in 2001.
Matt Walker, CFA	2021	Mr. Walker joined IR+M in 2007 and is a Senior Portfolio Manager. Prior to joining IR+M, he was a Fixed Income Operations Representative at State Street Corporation. Mr. Walker began his investment career in 2003.
Rachel Campbell	2021	Ms. Campbell joined IR+M in 2009 and is a Portfolio Manager and the Director of Securitized Research. Prior to joining IR+M, she was a Junior Risk Analyst at Cypress Tree Investment Management. Ms. Campbell began her investment career in 2006.
Kara Maloy, CFA	2021	Ms. Maloy joined IR+M in 2010 and is a Portfolio Manager and the Co-Director of Credit Research. Prior to joining IR+M, she was an Analyst at John Hancock Financial. Ms. Maloy began her investment career in 2006.
Investors Should Retain This Supplement For Future Reference
S0121.P.FI
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